Exhibit 99.906CERT

CERTIFICATION

Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

The undersigned, the Principal Executive Officer of Schroder Global Series Trust (the “Trust”), with respect to the Trust’s Form N-CSR for the year ended October 31, 2016 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

1.             such report on Form N-CSR for the year ended October 31, 2016 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.             the information contained in such report on Form N-CSR for the year ended October 31, 2016 fairly presents, in all material respects, the financial condition and results of operations of the Trust.

Dated: December 30, 2016

/s/ Mark A. Hemenetz
Mark A. Hemenetz
Principal Executive Officer
Schroder Global Series Trust

CERTIFICATION

Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

The undersigned, the Treasurer and Chief Financial Officer of Schroder Global Series Trust (the “Trust”), with respect to the Trust’s Form N-CSR for the year ended October 31, 2016 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

1.             such report on Form N-CSR for the year ended October 31, 2016 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.             the information contained in such report on Form N-CSR for the year ended October 31, 2016 fairly presents, in all material respects, the financial condition and results of operations of the Trust.

Dated: December 30, 2016

/s/ Alan M. Mandel
Alan M. Mandel
Treasurer and Chief Financial Officer
Schroder Global Series Trust